Rule 497(e)
File Nos. 33-73832 and 811-8268

FOR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY LEADERS FUND

Supplement dated December 13, 2011 to
Prospectus dated April 30, 2011, as supplemented August 22, 2011

The Board of Trustees of Firsthand Funds, at a meeting held on December 12, 2011, approved the reorganization of Firsthand Technology Leaders Fund (“TLF”) into Firsthand Technology Opportunities Fund (“TOF”).  Effective December 14, 2011, TLF will be closed and will not accept any additional investments.  A Notice of a Special Meeting of Shareholders and a combined proxy statement and prospectus seeking shareholders’ approval for this reorganization will be sent to shareholders in the near future.  If the reorganization is approved by shareholders of TLF, shareholders of TLF, upon the closing of the reorganization, will receive shares of TOF having the same aggregate net asset value as the shares they hold of TLF on the date of the reorganization.

In addition, as we have previously reported, in the last few months TLF has taken a defensive investment approach and held a substantial portion of its assets in cash.  We expect to continue this practice in the next few months pending the closing of the reorganization. Shareholders of TLF should note that while TLF engages in such temporary defensive measures, the Fund’s principal investment strategy of investing 80% of its assets in high-technology companies will not be fully implemented. Should the market rally, the Fund’s cash holdings could cause TLF to underperform.

In anticipation of the closing of the reorganization, effective today and through the closing of the reorganization, TLF will be managed solely by Kevin Landis.